CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of Rimfire Minerals Corporation (the “Company”) on Form 20-F for the fiscal year ending January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Caulfield, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“David A. Caulfield”

Name: David A. Caulfield

Title: Chief Executive Officer

July 22, 2004

* Provide a separate certification for each principal executive officer and principal financial officer of the registrant.

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of Rimfire Minerals Corporation (the “Company”) on Form 20-F for the fiscal year ending January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dorothy G. Miller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“Dorothy G. Miller”

Name: Dorothy G. Miller

Title: Chief Financial Officer

July 22, 2004

* Provide a separate certification for each principal executive officer and principal financial officer of the registrant.